June 2, 2022

Fairlead Tactical Sector ETF (TACK)

A Series of Capitol Series Trust (the “Trust”)

Listed on the NYSE Arca, Inc.

Supplement to the Statement of Additional Information Dated March 8, 2022

The third paragraph in the sub-section titled “Investment Subadvisory Agreement” on page 33 of the Statement of Additional Information (“SAI”) is replaced with the following language to correct a typographical error in the SAI and conform the SAI language with the fee schedule set forth in the Subadvisory Agreement:

For its services as Subadviser, the Adviser pays Fairlead an annual fee equal to the following, as set forth in the Subadvisory Agreement.

•	50% of the net advisory fee that the Fund pays to the Adviser on the first $150 million in Fund net assets
•	65% of the net advisory fee that the Fund pays to the Adviser on Fund net assets between $150 million and $750 million
•	75% of the net advisory fee that the Fund pays to the Adviser on the Fund net assets exceeding $750 million

Further Information

For further information, please contact the Fairlead Tactical Sector ETF toll-free at 1-877-865-9549. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Fairlead Tactical Sector ETF c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Fairlead Tactical Sector ETF’s website at www.fairleadfunds.com.

Please retain this Supplement for your records.